Exhibit 99.1

INVESTOR CONTACT

April 18, 2022

Heather Worley
Heather@crossfirst.com | (214) 676-4666
https://investors.crossfirstbankshares.com
CrossFirst Bankshares, Inc. Reports First Quarter 2022 Results
First Quarter 2022 Key Financial Performance Metrics
Net Income ROAA
Net Interest Margin
(FTE)
Diluted EPS ROE
$16.8 million 1.23% 3.29%
(1)
$0.33 10.44%
LEAWOOD, Kan.,

April 18, 2022 (GLOBE NEWSWIRE) -- CrossFirst Bankshares, Inc.

(Nasdaq: CFB), the bank holding company for
CrossFirst Bank, today reported operating results for the first quarter of 2022, with first quarter net income of $16.8 million, or $0.33 per
diluted share.
CEO Commentary:
"We delivered a strong quarter of loan growth with solid financial results to start 2022.

We’ve made significant progress on our goals of
investing in talent and technology to support our continued success, and I’m excited about our progress and execution to further our
strategy,” said CrossFirst’s CEO and President, Mike Maddox. “Our people are the foundation of what we do, and we are committed to
being an employer of choice which is fundamental to delivering for our clients and shareholders.”
2022 First Quarter Highlights:
•
$5.5 billion of assets, with net income for the quarter ended March 31, 2022 of $16.8 million, an increase of $4.8 million or
40% compared to the first quarter of 2021
•
Implemented CECL on January 1, 2022, with a combined allowance for credit losses (“ACL”) and reserve for off-balance
sheet credit risk from unfunded commitments (“RUC”) totaling $60 million or 1.39% of outstanding loans,

excluding
Paycheck Protection Program (“PPP”) loans, at March 31, 2022, compared to $58 million or

1.39% of outstanding loans,
excluding PPP loans, at December 31, 2021
•
Return on Average

Assets of 1.23% and a Return on Equity of 10.44% for the quarter ended March 31, 2022
• Net Interest Margin (Fully Tax-Equivalent)
(1)

of 3.29% for the quarter ended March 31, 2022, compared to 3.01% for the same quarter last year
•
$127 million of loan growth,

excluding PPP loans, from the previous quarter and $145 million or 3% loan growth from the
same quarter last year
•
Book value per share of $12.53 at March 31, 2022 compared to $12.17 at March

31, 2021
Quarter-to-Date
March 31,
(Dollars in millions except per share data) 2022 2021
Operating revenue
(2)
$ 48.1 $ 45.3
Net income $ 16.8 $ 12.0
Diluted earnings per share $ 0.33 $ 0.23
Return on average assets 1.23% 0.84%
Return on average common equity 10.44% 7.80%
Net interest margin
(1)
3.24% 2.97%
Net interest margin, fully tax-equivalent
(1)(4)
3.29% 3.01%
Efficiency ratio 57.57% 50.41%
Non-GAAP core operating efficiency ratio, fully tax-equivalent
(3)(4)
56.66% 49.64%
(1)
The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized

gain (loss) on available-for-sale securities from an interest-earning asset to a non-interest earning asset. All periods presented reflect this change.
(2)
Net interest income plus non-interest income.
(3)
Represents a non-GAAP measure. See "Table 5. Non-GAAP Financial Measures" for a reconciliation of these measures.
(4)
Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental federal

income tax rate used is 21.0%.

CROSSFIRST BANKSHARES, INC.

Income from Operations
Net Interest Income
Interest income was $47.8 million for the first quarter of 2022, a decrease of 1% from the first quarter of 2021 and a decrease of 3% from
the previous quarter.

Interest income was slightly down from the first quarter of 2021 as a result of lower average loans outstanding and a reduction of PPP fee income. Average earning assets totaled $5.4 billion for the first quarter of 2022, a decrease of $223 million or 4%
from the same quarter in 2021. For the first quarter of 2022, interest income declined compared to the prior quarter primarily due to fewer
days in the quarter and nonaccrual loan movement.
Interest expense for the first quarter of 2022 was $4.6 million, or 34% lower than the first quarter of 2021 and 19% lower than the previous
quarter.

Average interest-bearing deposits decreased to $3.5 billion in the first quarter of 2022, or a 15% decrease from the same prior year period. FHLB and short-term borrowing decreases also impacted interest expense for the current quarter, decreasing $0.2 million or 14%
compared to the first quarter of 2021. The decline in cost of funds from the previous quarter to 0.39%, compared to 0.48% for the fourth
quarter of 2021, was the primary driver of lower interest expense sequentially. The prepayment of $40 million of FHLB advances in the
fourth quarter of 2021 was a primary driver of the higher cost of funds in the fourth quarter. The prepayment penalty on the FHLB
advances contributed to a 0.05% increase in the previous quarter.
Net interest income totaled $43.1 million for the first quarter of 2022 or 1% less than the fourth quarter of 2021, and 5% higher than the
first quarter of 2021.

Tax-equivalent net interest margin decreased to 3.29% in the current quarter, from 3.30% in the previous quarter, and increased from 3.01% in the same quarter in 2021.

During the first quarter of 2022, CrossFirst realized $0.9 million in fees from the forgiveness of $34 million of PPP loans. The Company will continue to recognize fees over the life of the loans or as the loans are
forgiven.

The tax-equivalent adjustment, which accounts for income taxes saved on the interest earned on nontaxable securities and loans, was $0.8 million for the first quarter of 2022.

Non-Interest Income
Non-interest income increased $0.8 million in the first quarter of 2022 or 19% compared to the same quarter of 2021 and increased $0.1
million compared to the fourth quarter of 2021. The increase in non-interest income compared to the previous quarter was due to a $0.2
million increase in credit card fees and $0.2 million increase in service charge income, partly offset by a $0.2 million decrease in letter of
credit fees. The increase in non-interest income compared to the same quarter of 2021, was primarily due to increases of $0.3 million in
credit card fees and $0.5 million in service charge income.
Non-Interest Expense
Non-interest expense for the first quarter of 2022 was $27.7 million, which increased 21% compared to the first quarter of 2021 and
increased 4% from the fourth quarter of 2021.

Salaries and benefit costs were higher in the current quarter by $1.5 million compared to the prior quarter and $4.4 million higher than the same quarter in the prior year mainly due to increased hiring for market expansion and
increased incentive expenses. Software and communication expenses increased

$0.2 million compared to the same quarter in the prior
year, offset by a $0.4 million decrease in deposit insurance premiums. Compared to the prior quarter,

occupancy expense increased $0.1
million and software and communication expenses increased $0.1 million, partly offset by a decrease in other non-interest expenses.
CrossFirst’s effective tax rate for the first quarter of 2022 was 20%, as compared to 19% for the first quarter of 2021 and 22% in the fourth
quarter of 2021. The tax rate for the first quarter of 2022 decreased slightly compared to the prior quarter due to the impact of stock-based
awards vesting. For both comparable periods, the Company continued to benefit from the tax-exempt municipal bond portfolio and bank-
owned life insurance. The tax-exempt benefit diminishes as the Company’s ratio of taxable income to tax-exempt income increases.
The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain (loss) on available-for-sale securities from an interest-earning asset to a non-interest earning asset. All periods presented
reflect this change.

CROSSFIRST BANKSHARES, INC.

Balance Sheet Performance & Analysis
During the first quarter of 2022, total assets decreased by $103 million or 2% compared to December

31, 2021, and decreased $480
million or 8% compared to March 31, 2021. Total assets decreased on a linked quarter basis primarily due to a

$206 million decrease in
cash and cash equivalents, partly offset by a $97 million increase in net loans.

The year-over-year decrease was due to decreases in cash
and cash equivalents of $354 million and PPP loan forgiveness of $305 million. Non-interest-bearing deposits decreased $53 million
compared to December 31, 2021, and increased $316 million from March 31, 202

1. During the first quarter of
2022 , available-for-sale
investment securities decreased $23 million to $723 million compared to December 31,

2021. The securities yields decreased 2 basis
points to a tax equivalent yield of 3.00% for the first quarter of 2022 compared to the prior quarter.
Loan Results
During the first quarter of 2022, the Company experienced an increase in average loans of $112 million compared to the fourth quarter of
2021, and a decrease of $174 million or 4% compared to the first quarter of 2021. The year-over-year reduction in average loans was
primarily a result of PPP loan forgiveness. Net of PPP loans, average loans grew 4% compared to the quarter ended December

31, 2021.
Loan yields decreased 17 basis points to 4.00% during the first quarter of 2022 and increased

6 basis points compared to the same prior
year quarter.
1Q22 4Q21 3Q21 2Q21 1Q21
QoQ
Growth
($)
(1)
QoQ
Growth
(%)
(1)(2)
YoY
Growth
($)
YoY
Growth
(%)
(2)
(Dollars in millions)
Average loans (gross)
Commercial $ 1,434 $ 1,328 $ 1,233 $ 1,221 $ 1,329 $ 106 8% $ 105 8%
Energy 274 290 311 341 351 (16) (6) (77) (22)
Commercial real estate 1,327 1,272 1,213 1,203 1,183 55 4 144 12
Construction and land development 593 579 611 633 598 14 2 (5) (1)
Residential and multifamily real estate 604 612 659 659 688 (8) (1) (84) (12)
Paycheck Protection Program 42 84 147 296 308 (42) (50) (266) (86)
Consumer 59 56 57 56 50 3 5 9 18
Total $ 4,333 $ 4,221 $ 4,231 $ 4,409 $ 4,507 $ 112 3% $ (174) (4) %
Yield on average loans for the period
ending 4.00% 4.17% 4.00% 3.99% 3.94%
(1)
Represents current quarter to prior quarter change.
(2)
Actual unrounded values are used to calculate the reported

percent disclosed. Accordingly, recalculations

using the amounts in millions as disclosed in this release may not
produce the same amounts.
Deposit & Other Borrowing Results
During the first quarter of 2022, the Company experienced an increase in average deposits of

2% compared to the previous quarter, and a
4% decline in average deposits compared to the first quarter of 2021. The deposit growth for the quarter was driven by a continued
increase in non-interest-bearing and transaction deposits, which represented

25% and 13% of total deposits, respectively, at March 31,
2022. In addition, the Company continued to improve the overall cost of deposits, which declined

2 basis points during the first quarter of
2022.

The cost of interest-bearing deposits has declined 16 basis points over the last twelve months primarily as a result of the lower
interest rate environment.

1Q22 4Q21 3Q21 2Q21 1Q21
QoQ
Growth
($)
(1)
QoQ
Growth
(%)
(1)(2)
YoY
Growth
($)
YoY
Growth
(%)
(2)
(Dollars in millions)
Average deposits
Non-interest bearing deposits $ 1,157 $ 1,058 $ 910 $ 802 $ 731 $ 99 9% $ 426 58%
Transaction deposits 586 543 511 665 717 43 8 (131) (18)
Savings and money market deposits 2,303 2,272 2,276 2,385 2,422 31 1 (119) (5)
Time deposits 587 662 752 869 972 (75) (11) (385) (40)
Total $ 4,633 $ 4,535 $ 4,449 $ 4,721 $ 4,842 $ 98 2% $ (209) (4) %
Cost of deposits for the period ending 0.31% 0.33% 0.38% 0.41% 0.48%
Cost of interest-bearing deposits for the
period ending
0.41% 0.43% 0.47% 0.50% 0.57%
(1)
Represents current quarter to prior quarter change.
(2)
Actual unrounded values are used to calculate the reported

percent disclosed. Accordingly, recalculations

using the amounts in millions as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

At March 31, 2022, other borrowings totaled $228 million, as compared to $238 million at December

31, 2021, and $287 million at
March 31, 2021.
Asset Quality Position
Credit quality metrics generally improved during the first quarter of 2022 as the allowance for credit losses (“ACL”)

decreased by $3
million compared to the prior quarter, reflecting some stabilization in the Company’s economic outlook. The allowance for credit losses
was $55 million or 1.27% of outstanding loans and 167% of nonaccruing loans at March 31, 2022. The combined allowance for credit losses and accrual for off-balance sheet credit risk from unfunded commitments

(“RUC”) was $60 million or 1.38% of outstanding loans
and 182% of nonaccruing loans at March 31, 2022. Excluding PPP loans, the allowance for credit losses was 1.28% of outstanding loans
and the combined allowance for credit losses and accrual for off-balance sheet credit risk from unfunded loan commitments was 1.39%.

The allowance for credit losses to total loans decreased to 1.27% at March 31, 2022 from 1.37%

at December 31, 2021. The improvements
in credit metrics compared to March 31, 2021 were primarily driven by upgrades in COVID-19 impacted segments and the Energy
portfolio. Net charge-offs were $1.1 million for the first quarter of 2022 as compared to $0.8 million for the fourth quarter of 2021. The
charge-offs for the current quarter were primarily related to commercial and industrial and energy credits. The following table provides information regarding asset quality.
Asset quality

(Dollars in millions)
1Q22 4Q21 3Q21 2Q21 1Q21
Non-accrual loans $ 33.1 $ 31.4 $ 48.1 $ 54.7 $ 63.3
Other real estate owned 1.0 1.1 1.1 1.7 2.3
Nonperforming assets 35.6 32.7 49.8 58.1 68.9
Loans 90+ days past due and still accruing 1.5 0.1 0.5 1.8 3.2
Loans 30 - 89 days past due 15.9 3.5 37.6 18.8 11.0
Net charge-offs (recoveries) 1.1 0.8 1.3 2.6 8.2
Asset quality metrics (%) 1Q22 4Q21 3Q21 2Q21 1Q21
Nonperforming assets to total assets 0.64% 0.58% 0.92% 1.09% 1.15%
Allowance for credit loss to total loans 1.27 1.37 1.51 1.78 1.65
Allowance for credit loss + RUC to total loans
(1)
1.38 - - - -
Allowance for credit loss to nonperforming loans 160 185 132 134 112
Net charge-offs (recoveries) to average loans
(2)
0.10 0.07 0.13 0.23 0.74
Provision to average loans
(2)
(0.06) (0.47) (0.94) 0.32 0.67
Classified Loans / (Total Capital + ACL) 10.8 10.8 17.3 24.0 38.2
Classified Loans / (Total Capital + ACL + RUC)
(1)
10.7 - - - -
(1)
Includes the accrual for off-balance sheet credit risk from

unfunded commitments that resulted from CECL adoption on January

1, 2022.
(2)
Interim periods annualized.
Capital Position
At March 31, 2022, stockholders' equity totaled $623 million, or $12.53 per share, compared to

$668 million, or $13.23 per share, at
December 31, 2021. During the first quarter of 2022, CrossFirst continued its $30 million share repurchase program by purchasing
1,058,332 shares or 2% of common stock outstanding. In addition, accumulated other comprehensive income (loss) declined by $43
million between December 31, 2021 and March 31, 2022; driven by a $45 million decrease in the unrealized gain (loss) on available-for-
sale securities, net of tax.

The ratio of common equity Tier 1 capital to risk-weighted assets was approximately 12% and the total capital to risk-weighted assets was
approximately 13% at March 31, 2022. The Company remains well-capitalized.

CROSSFIRST BANKSHARES, INC.

Conference Call and Webcast
CrossFirst will hold a conference call to review first quarter 2022 financial results on Tuesday, April 19, 2022, at 10 a.m. CT / 11 a.m. ET.
The conference call and webcast may also include discussion of Company developments, forward

-looking statements and other material
information about business and financial matters. To access the event by telephone, please dial (877) 621-5851 at least fifteen minutes
prior to the start of the call and provide conference number 6954906. International callers should dial

+1 (470) 495-9492 and enter the
same conference number.
The call will also be broadcast live over the internet and can be accessed via the following link:

https://edge.media-server.com/mmc/p/moxcfams.

Please visit the site at least 15 minutes prior to the call to allow time for registration.
For those unable to join the presentation, a replay of the call will be available two hours after the conclusion of the live call. To access the
replay, dial (855) 859-2056 and provide conference number 6954906, passcode 9067. International callers should dial +1 (404) 537-3406
and enter the same confirmation number. A replay of the webcast will also be available for 90 days on the company’s website
https://investors.crossfirstbankshares.com/.
Cautionary Notice about Forward-Looking Statements
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report
on Form 10-Q is filed. This earnings release contains forward-looking statements. These forward-looking statements reflect the Company's current views with respect to, among other things, future events and its financial performance. Any statements about management’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may
be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,”
“can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,”

“continuing,” “ongoing,” “expects,”
“intends” and similar words or phrases. Any forward-looking statements in this earnings release may turn out to be inaccurate. The inclusion of forward-looking information in this earnings release should not be regarded as a representation by us or any other person that
the future plans, estimates or expectations contemplated by us will be achieved.

The Company has based these forward-looking statements
largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Our actual results could differ materially from those anticipated in
such forward-looking statements.
Accordingly, the Company cautions you that any such forward-looking statements are not a guarantee of future performance and that
actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a
number of factors. Such factors include, without limitation, those listed from time to time in reports that the Company files with the
Securities and Exchange Commission as well as the uncertain impact of the COVID-19 pandemic and geopolitical events. These forward-
looking statements are made as of the date of this communication, and the Company does not intend, and assumes no obligation, to update
any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence
of unanticipated events or circumstances, except as required by law.
About CrossFirst Bank
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned
subsidiary CrossFirst Bank, which is headquartered in Leawood, Kansas.

CrossFirst has nine full-service banking locations in Kansas,
Missouri, Oklahoma, Texas, and Arizona that offer products and services to businesses, professionals, individuals, and families.

CROSSFIRST BANKSHARES, INC.

Unaudited Financial Tables
◦
Table 1. Consolidated Balance Sheets
◦
Table 2. Consolidated Statements of Operations
◦
Table 3. 2021 - 2022 Quarterly Analysis of

Changes in Net Interest Income
◦
Table 4. Linked Quarterly Analysis of Changes

in Net Interest Income
◦
Table 5. Non-GAAP Financial Measures

CROSSFIRST BANKSHARES, INC.

TABLE 1. CONSOLIDATED BALANCE SHEETS
March 31, 2022 December 31, 2021
(Unaudited)
(Dollars in thousands)
Assets
Cash and cash equivalents
$
276,927
$
482,727
Available-for-sale securities - taxable
196,721 192,146
Available-for-sale securities - tax-exempt
526,057 553,823
Loans
4,349,568 4,256,213
Allowance for credit losses on loans
(1)
55,231 58,375
Net loans
4,294,337 4,197,838
Premises and equipment, net
65,799 66,069
Restricted equity securities
10,526 11,927
Interest receivable
16,933 16,023
Foreclosed assets held for sale
973 1,148
Bank-owned life insurance
67,886 67,498
Other
61,962 32,258
Total assets $
5,518,121
$
5,621,457
Liabilities and stockholders’ equity
Deposits
Noninterest-bearing $
1,110,284
$
1,163,224
Savings, NOW and money market
2,999,329 2,895,986
Time
512,067 624,387
Total deposits
4,621,680 4,683,597
Federal Home Loan Bank advances
226,600 236,600
Other borrowings
1,022 1,009
Interest payable and other liabilities
45,620 32,678
Total liabilities
4,894,922 4,953,884
Stockholders’ equity
Common stock, $0.01 par value:
authorized - 200,000,000 shares, issued - 52,926,555 and 52,590,015 shares at
March 31, 2022 and December 31, 2021, respectively
529 526
Treasury stock, at cost:
3,198,302 and 2,139,970 shares held at March 31, 2022 and December 31, 2021, respectively
(45,109) (28,347)
Additional paid-in capital
527,468 526,806
Retained earnings
161,323 147,099
Accumulated other comprehensive income (loss)
(21,012) 21,489
Total stockholders’ equity
623,199 667,573
Total liabilities and stockholders’ equity $
5,518,121
$
5,621,457
(1) As of December 31, 2021, this line represents the allowance for loan losses.

CROSSFIRST BANKSHARES, INC.

TABLE 2. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Three Months Ended
March 31,
2022 2021
(Dollars in thousands except per share data)
Interest Income
Loans, including fees $ 42,728 $ 43,758
Available-for-sale securities - taxable 1,044 751
Available-for-sale securities - tax-exempt 3,692 3,351
Deposits with financial institutions 152 128
Dividends on bank stocks 144 165
Total interest income 47,760 48,153
Interest Expense
Deposits 3,511 5,728
Fed funds purchased and repurchase agreements - 1
Federal Home Loan Bank Advances 1,109 1,283
Other borrowings 25 24
Total interest expense 4,645 7,036
Net Interest Income 43,115 41,117
Provision for Credit Losses
(1)
(625) 7,500
Net Interest Income after Provision for Credit Losses
(1)
43,740 33,617
Non-Interest Income
Service charges and fees on customer accounts 1,408 957
Realized gains (losses) on available-for-sale securities (26) 10
Unrealized gains (losses), net on equity securities

(103) (39)
Income from bank-owned life insurance 388 416
Swap fees and credit valuation adjustments, net 118 155
ATM

and credit card interchange income
2,664 2,328
Other non-interest income 493 317
Total non-interest income 4,942 4,144
Non-Interest Expense
Salaries and employee benefits 17,941 13,553
Occupancy 2,493 2,494
Professional fees 805 782
Deposit insurance premiums 737 1,151
Data processing 812 716
Advertising 692 303
Software and communication 1,270 1,065
Foreclosed assets, net (53) 50
Other non-interest expense 2,969 2,704
Total non-interest expense 27,666 22,818
Net Income Before Taxes 21,016 14,943
Income tax expense 4,188 2,908
Net Income $ 16,828 $ 12,035
Basic Earnings Per Share $ 0.33 $ 0.23
Diluted Earnings Per Share $ 0.33 $ 0.23
(1) For the three-months ended March 31, 2021, this line represents the provision for loan losses.

CROSSFIRST BANKSHARES, INC.

TABLE 3. 2021 - 2022 QUARTERLY ANALYSIS OF

CHANGES IN NET INTEREST
INCOME
(UNAUDITED)
Three Months Ended
March 31,
2022 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable
(1)
$ 220,802 $ 1,188 2.15% $ 211,646 $ 916 1.73%
Securities - tax-exempt
(1)(2)
533,674 4,467 3.35 449,925 4,055 3.61
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 309,948 152 0.20 452,305 128 0.11
Gross loans, net of unearned income
(3)
4,332,831 42,728 4.00 4,506,843 43,758 3.94
Total interest-earning assets
(1)(2)
5,397,255 $ 48,535 3.64% 5,620,719 $ 48,857 3.52%
Allowance for credit losses (57,922) (78,371)
Other non-interest-earning assets 224,405 255,819
Total assets $ 5,563,738 $ 5,798,167
Interest-bearing liabilities
Transaction deposits $ 585,990 $ 222 0.15% $ 716,763 $ 364 0.21%
Savings and money market deposits 2,302,552 1,847 0.33 2,421,765 2,388 0.40
Time deposits 587,452 1,442 1.00 972,006 2,976 1.24
Total interest-bearing deposits 3,475,994 3,511 0.41 4,110,534 5,728 0.57
FHLB and short-term borrowings 231,156 1,109 1.95 290,187 1,284 1.79
Trust preferred securities, net of fair value
adjustments
1,012 25 10.25 965 24 9.96
Non-interest-bearing deposits 1,157,387 - - 731,472 - -
Cost of funds 4,865,549 $ 4,645 0.39% 5,133,158 $ 7,036 0.56%
Other liabilities 44,442 39,134
Stockholders’ equity 653,747 625,875
Total liabilities and stockholders' equity $ 5,563,738 $ 5,798,167
Net interest income
(2)
$ 43,890 $ 41,821
Net interest spread
(1)(2)
3.25% 2.96%
Net interest margin
(1)(2)
3.29% 3.01%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average gross loan balances include nonaccrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed.

Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

QUARTER-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Three Months Ended
March 31, 2022 over 2021
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $
41
$
231
$
272
Securities - tax-exempt
(1)
716 (304) 412
Federal funds sold
- - -
Interest-bearing deposits in other banks
(49) 73 24
Gross loans, net of unearned income
(1,708) 678 (1,030)
Total interest income
(1)
(1,000) 678 (322)
Interest Expense
Transaction deposits
(59) (83) (142)
Savings and money market deposits
(113) (428) (541)
Time deposits
(1,022) (512) (1,534)
Total interest-bearing deposits
(1,194) (1,023) (2,217)
FHLB and short-term borrowings
(277) 102 (175)
Trust preferred securities, net of fair value adjustments
1 - 1
Total interest expense
(1,470) (921) (2,391)
Net interest income
(1)
$
470
$
1,599
$
2,069
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate

has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES, INC.

TABLE 4. LINKED QUARTERLY ANALYSIS OF

CHANGES IN NET INTEREST INCOME
(UNAUDITED)
Three Months Ended
March 31, 2022 December 31, 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 220,802 $ 1,188 2.15% $ 194,850 $ 1,044 2.14%
Securities - tax-exempt
(1)
533,674 4,467 3.35 522,860 4,385 3.35
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 309,948 152 0.20 387,828 143 0.15
Gross loans, net of unearned income
(2)
4,332,831 42,728 4.00 4,220,842 44,392 4.17
Total interest-earning assets
(1)
5,397,255 $ 48,535 3.64% 5,326,380 $ 49,964 3.72%
Allowance for credit losses (57,922) (64,102)
Other non-interest-earning assets 224,405 228,204
Total assets $ 5,563,738 $ 5,490,482
Interest-bearing liabilities
Transaction deposits $ 585,990 $ 222 0.15% $ 543,088 $ 216 0.16%
Savings and money market deposits 2,302,552 1,847 0.33 2,272,307 1,824 0.32
Time deposits 587,452 1,442 1.00 661,978 1,694 1.02
Total interest-bearing deposits 3,475,994 3,511 0.41 3,477,373 3,734 0.43
FHLB and short-term borrowings 231,156 1,109 1.95 261,600 1,999 3.03
Trust preferred securities, net of fair value
adjustments
1,012 25 10.25 1,000 24 9.67
Non-interest-bearing deposits 1,157,387 - - 1,058,462 - -
Cost of funds 4,865,549 $ 4,645 0.39% 4,798,435 $ 5,757 0.48%
Other liabilities 44,442 35,632
Stockholders’ equity 653,747 656,415
Total liabilities and stockholders' equity $ 5,563,738 $ 5,490,482
Net interest income
(1)
$ 43,890 $ 44,207
Net interest spread
(1)
3.25% 3.24%
Net interest margin
(1)
3.29% 3.30%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average loan balances include nonaccrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed.

Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

LINKED QUARTER VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Three Months Ended
March 31, 2022 over December 31, 2021
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $
140
$
4
$
144
Securities - tax-exempt
(1)
90 (8) 82
Federal funds sold
- - -
Interest-bearing deposits in other banks
(33) 42 9
Gross loans, net of unearned income
785 (2,449) (1,664)
Total interest income
(1)
982 (2,411) (1,429)
Interest Expense
Transaction deposits
12 (5) 7
Savings and money market deposits
8 14 22
Time deposits
(215) (37) (252)
Total interest-bearing deposits
(195) (28) (223)
FHLB and short-term borrowings
(217) (673) (890)
Trust preferred securities, net of fair value adjustments
- 1 1
Total interest expense
(412) (700) (1,112)
Net interest income
(1)
$
1,394
$
(1,711)
$
(317)
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate

has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES, INC.

TABLE 5. NON-GAAP FINANCIAL MEASURES
Non-GAAP Financial Measures
In addition to disclosing financial measures determined in accordance with GAAP, the

Company discloses non-GAAP financial measures
in this release. The Company believes that the non-GAAP financial measures presented in this release reflect industry conventions, or
standard measures within the industry, and provide useful information to the Company's management,

investors and other parties
interested in the Company's operating performance. These measurements should be considered in addition to, but not as a substitute for,
financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use in this release,
but these measures may not be synonymous to similar measurement terms used by other companies.
CrossFirst provides reconciliations of these non-GAAP measures below. The measures used in this release include the following:
•
We calculate ‘‘non-GAAP core operating income’’ as net income adjusted to remove non-recurring or non-core income and
expense items related to:
▪ Charges and adjustments associated with the full vesting of a former executive - We incurred additional charges in the second quarter of 2021 related to the acceleration of $0.7 million of certain cash, stock-based compensation,

and employee costs.
▪ Bank Owned Life Insurance - We obtain bank owned life insurance on key employees throughout the organization and received a $1.8 million benefit in the second quarter of 2021.
▪
Unrealized loss on equity security – During the quarter ended September 30, 2021, the Company recorded a $6.2 million
impairment loss related to an equity investment that was received as part of a restructured loan agreement.
The most directly comparable GAAP financial measure for non-GAAP core operating income is net income.
• We calculate "core return on average tangible common equity" as non-GAAP core operating income (as defined above)
divided by average tangible common equity. Average tangible

common equity is calculated as average common equity less
average goodwill and intangibles and average preferred equity. The most directly comparable GAAP measure is return on average common equity.

•
We calculate "non-GAAP core operating return on average assets" as non-GAAP core operating income (as defined above)
divided by average assets. The most directly comparable GAAP financial measure is return on average assets, which is calculated as net income divided by average assets.

•
We calculate ‘‘non-GAAP core operating return on average common equity’’ as non-GAAP core operating income

(as
defined above) less preferred dividends divided by average common equity. The most directly comparable GAAP financial measure is return on average common equity, which is calculated as net income less preferred dividends divided by average common equity.
• We calculate "tangible common stockholders' equity" as total stockholders' equity less goodwill and intangibles and preferred equity. The most directly comparable GAAP measure is total stockholders' equity.

•
We calculate ‘‘tangible book value per share’’ as tangible common stockholders'

equity (as defined above) divided by the
total number of shares outstanding. The most directly comparable GAAP measure is book value per share.
•
We calculate "non-GAAP core operating efficiency ratio - fully tax equivalent (FTE)" as non-interest expense adjusted to
remove non-recurring, or non-core, non-interest expenses as defined above under non-GAAP core operating income divided
by net interest income on a fully tax-equivalent basis plus non-interest income adjusted to remove non-recurring, or non-
core, non-interest income as defined above under non-GAAP core operating income. The most directly comparable financial
measure is the efficiency ratio.
• We calculate "non-GAAP pre-tax pre-provision profit" as net income before taxes plus the provision for credit losses.

CROSSFIRST BANKSHARES, INC.

Quarter Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
(Dollars in thousands)
Non-GAAP core operating income:
Net income $ 16,828 $ 20,801 $ 21,000 $ 15,577 $ 12,035
Add: Unrealized loss on equity security - - 6,200 - -
Less: Tax effect
(2)
- - 1,302 - -
Unrealized loss on equity security, net of tax - - 4,898 - -
Add: Accelerated employee benefits - - - 719 -
Less: Tax effect
(3)
- - - 210 -
Accelerated employee benefits, net of tax - - - 509 -
Less: BOLI settlement benefits
(1)
- - - 1,841 -
Non-GAAP core operating income $ 16,828 $ 20,801 $ 25,898 $ 14,245 $ 12,035
(1)
No tax effect.
(2)
Represents the tax impact of the adjustments at a tax rate of 21.0%.
(3)
Represents the tax impact of the adjustments above at a tax rate of 21.0%, plus a permanent tax benefit associated with stock-based grants.

Quarter Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
(Dollars in thousands)
Non-GAAP core return on average tangible common equity:
Net income available to common stockholders $ 16,828 $ 20,801 $ 21,000 $ 15,577 $ 12,035
Non-GAAP core operating income 16,828 20,801 25,898 14,245 12,035
Average common equity 653,747 656,415 644,715 633,417 625,875
Less: average goodwill and intangibles 121 140 160 179 199
Average tangible common equity $ 653,626 $ 656,275 $ 644,555 $ 633,238 $ 625,676
Return on average common equity 10.44% 12.57% 12.92% 9.86% 7.80%
Non-GAAP core return on average tangible common
equity
10.44% 12.57% 15.94% 9.02% 7.80%
Quarter Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
(Dollars in thousands)
Non-GAAP core operating return on average assets:
Net income $ 16,828 $ 20,801 $ 21,000 $ 15,577 $ 12,035
Non-GAAP core operating income 16,828 20,801 25,898 14,245 12,035
Average assets $ 5,563,738 $ 5,490,482 $ 5,408,984 $ 5,673,638 $ 5,798,167
Return on average assets 1.23% 1.50% 1.54% 1.10% 0.84%
Non-GAAP core operating return on average assets 1.23% 1.50% 1.90% 1.01% 0.84%

CROSSFIRST BANKSHARES, INC.

Quarter Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
(Dollars in thousands except per share data)
Tangible common stockholders' equity:
Total stockholders' equity $ 623,199 $ 667,573 $ 652,407 $ 637,190 $ 628,834
Less: goodwill and other intangible assets 110 130 149 169 188
Tangible common stockholders' equity $ 623,089 $ 667,443 $ 652,258 $ 637,021 $ 628,646
Tangible book value per

share:
Tangible common stockholders' equity $ 623,089 $ 667,443 $ 652,257 $ 637,021 $ 628,646
Shares outstanding at end of period 49,728,253 50,450,045 51,002,698 50,958,680 51,678,669
Book value per share $ 12.53 $ 13.23 $ 12.79 $ 12.50 $ 12.17
Tangible book value per

share
$ 12.53 $ 13.23 $ 12.79 $ 12.50 $ 12.16

Quarter Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
(Dollars in thousands)
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
Non-interest expense $ 27,666 $ 26,715 $ 24,036 $ 25,813 $ 22,818
Less: Accelerated employee benefits - - - 719 -
Adjusted Non-interest expense (numerator) $ 27,666 $ 26,715 $ 24,036 $ 25,094 $ 22,818
Net interest income 43,115 43,445 41,801 42,328 41,117
Tax equivalent interest income
(1)
775 762 748 734 704
Non-interest income (loss) 4,942 4,796 (1,105) 5,825 4,144
Add: Unrealized loss on equity security - - 6,200 - -
Less: BOLI settlement benefits - - - 1,841 -
Total tax-equivalent income (denominator) $ 48,832 $ 49,003 $ 47,644 $ 47,046 $ 45,965
Efficiency Ratio 57.57% 55.38% 59.06% 53.61% 50.41%
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
56.66% 54.52% 50.45% 53.34% 49.64%
(1)
Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis.

The incremental tax rate used is 21.0%.
Quarter Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
(Dollars in thousands)
Non-GAAP Pre-Tax

Pre-Provision Profit
Net income before taxes $ 21,016 $ 26,526 $ 26,660 $ 18,840 $ 14,943
Add: Provision for credit losses (625) (5,000) (10,000) 3,500 7,500
Non-GAAP Pre-Tax

Pre-Provision Profit
$ 20,391 $ 21,526 $ 16,660 $ 22,340 $ 22,443